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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 14, 2002


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                          SAN JUAN BASIN ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)


            Texas                                     1-8032                            75-6279898
       (State or other                       (Commission File Number)                (I.R.S. Employer
jurisdiction of incorporation)                                                    Identification Number)

Bank One, N.A., Trust Department
          P.O. Box 2604                                                                   76113
        Fort Worth, Texas                                                               (Zip code)
      (Address of principal
       executive offices)

       Registrant's telephone number, including area code: (817) 884-4630

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 9. REGULATION FD DISCLOSURE.

         On August 14, 2002, Lee Ann Anderson, Vice President of Bank One, N.A. (the "Trustee") of the San Juan Basin Royalty Trust (the "Trust"), submitted a certification to the Securities and Exchange Commission, relating to the Trust's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, pursuant to 18 U.S.C. Section 1350, adopted pursuant to the Sarbanes-Oxley Act of 2002. The certification was submitted by a Vice President of the Trustee of the Trust as the Trust has no executive officers.

         The text of the Certification was as follows:

              "In connection with the accompanying report on Form 10-Q for the period ending June 30, 2002, and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lee Ann Anderson, Vice President of Bank One, N.A., the Trustee of the San Juan Basin Royalty Trust (the "Trust"), hereby certify that:

                  1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (as explained in Note 1 to the Trust's financial statements contained in the Report, the Trust continues to prepare its financial statements in a manner that differs from generally accepted accounting principals; such presentation is customary to other royalty trusts); and

                  2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust."

LIMITATION ON INCORPORATION BY REFERENCE

         In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BANK ONE, N.A., AS TRUSTEE FOR THE
                                       SAN JUAN BASIN ROYALTY TRUST
                                       (Registrant)



                                       By:  /s/ Lee Ann Anderson
                                            ------------------------------------
                                            Lee Ann Anderson
                                            Vice President
Date: August 15, 2002

               (The Trust has no directors or executive officers.)